UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2011
_________________

AGL RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-14174	No. 58-2210952
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address of Principal Executive Offices) (Zip Code)

404-584-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

Litigation

As described in greater detail in the definitive joint proxy statement/prospectus of AGL Resources Inc. (“AGL Resources”) and Nicor Inc. (“Nicor”) filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2011 (the “Proxy Statement”), Nicor, Nicor’s board of directors (the “Nicor Board”), AGL Resources, one or both of AGL Resources’ acquisition subsidiaries and, in one instance, Nicor’s Executive Vice President and Chief Financial Officer, were named as defendants in six putative class action lawsuits brought by purported Nicor shareholders -- five in Illinois state court and one in the United States Federal District Court for the Northern District of Illinois (the “Federal Action”) -- challenging Nicor’s proposed merger with AGL Resources (as set forth in the Agreement and Plan of Merger, dated December 6, 2010, among AGL Resources, Apollo Acquisition Corp., Ottawa Acquisition LLC and Nicor (the “Merger Agreement”)). Two of the state court actions, including the lawsuit that named Nicor’s Executive Vice President and Chief Financial Officer as a defendant, were subsequently voluntarily dismissed and the remaining state court cases were consolidated in the Circuit Court of Cook County, Illinois, County Department, Chancery Division, leaving pending only the consolidated class action and the Federal Action (collectively, the “Shareholder Actions”).

On May 25, 2011, solely to avoid the costs, risks and uncertainties inherent in litigation, the defendants in the Shareholder Actions, including AGL Resources and Nicor, entered into a memorandum of understanding (the “MOU”) with plaintiffs memorializing the parties’ agreement in principle to settle the Shareholder Actions pending, among other things, execution of a stipulation of settlement and court approval.

Under the terms of the MOU, the defendants have agreed to make available certain additional information pertaining to the merger beyond the disclosures in the Proxy Statement.  That additional information is set forth below in this Current Report on Form 8-K and should be read in conjunction with the Proxy Statement. The plaintiffs have agreed to voluntarily dismiss, with prejudice, each and every claim asserted in the Shareholder Actions and to withdraw any and all motions filed in connection with such lawsuits. In connection with the proposed settlement, plaintiffs intend to seek, and defendants have agreed to pay, an award of attorneys’ fees and expenses of $675,000, subject to court approval. This payment will not affect the amount of merger consideration to be paid in the merger. If the settlement is finally approved by the court, it is anticipated that it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed merger, the Merger Agreement, and any disclosure made in connection therewith. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the MOU may be terminated. The details of the settlement will be set forth in a notice to be distributed to Nicor’s shareholders prior to a hearing before the court to consider both the settlement and plaintiffs’ fee application.

The settlement will not affect (a) the merger consideration to be paid to shareholders of Nicor in connection with the proposed merger between AGL Resources and Nicor or the timing of the special meeting of shareholders of Nicor scheduled for June 14, 2011 in Chicago, Illinois to vote upon a proposal to adopt the Merger Agreement or (b) the timing of the special meeting of shareholders of AGL Resources scheduled for June 14, 2011 in Atlanta, Georgia to vote upon a proposal to approve an issuance of shares of AGL Resources common stock as contemplated by the Merger Agreement and a proposal to approve an amendment to AGL Resources’ amended and restated articles of incorporation to increase the number of directors that may serve on the board of directors of AGL Resources from 15 to 16 directors. The defendants have denied, and continue to deny, all of the allegations in the Shareholder Actions and believe the disclosures contained in the Proxy Statement are appropriate and sufficient under the law. Nevertheless, the defendants have agreed to settle the Shareholder Actions in order to avoid costly litigation and reduce the risk of any delay to the closing of the merger.

Nothing in this Current Report on Form 8-K, the MOU or any forthcoming stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS

In connection with the proposed settlement of certain outstanding putative shareholder lawsuits as set forth in this Current Report on Form 8-K, AGL Resources and Nicor are adding the following supplemental disclosures to the Proxy Statement. These disclosures should be read in connection with the Proxy Statement, which in turn should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, AGL Resources and Nicor make the following supplemental disclosures:

The following disclosure supplements the discussion in the section “Background of the Merger” by adding the following to the end of the second full paragraph on page 53 of the Proxy Statement:

Fund B, which has no prior relationship with Nicor, periodically contacted Nicor to discuss the state of the energy industry, Fund B’s investment activities and Nicor’s long-range plans.  Prior to the May 27th meeting, Fund B had not made a specific proposal with respect to a potential transaction to Nicor management.

The following disclosure supplements the discussion in the section “Background of the Merger” by amending and replacing in its entirety the fifth full paragraph on page 53 of the Proxy Statement:

In August 2010, Nicor retained Latham & Watkins LLP (sometimes referred to as Latham) to act as its legal counsel regarding a potential transaction and Nicor’s exploration of its strategic alternatives. In light of their familiarity with Nicor and expertise in Nicor’s industry and mergers and acquisitions transactions generally, Nicor also engaged J.P. Morgan to serve as Nicor’s financial advisor in connection with the consideration of strategic alternatives.  Nicor retained J.P. Morgan pursuant to an engagement letter dated as of October 1, 2010 and effective as of June 22, 2010. Mr. Rau, Ms. Nelson and Mr. Olivera concluded that the independent directors could rely on Nicor’s financial advisor.  However, in light of the inquiries from Fund A and Fund B, and the uncertainty regarding whether either would offer employment or investment opportunities to members of senior management, including Mr. Strobel, the independent directors determined it would be in the best interests of Nicor and its shareholders if such independent directors, other than Mr. Bobins, were advised by a law firm that had no current relationships with Nicor. Accordingly, Nicor’s independent directors, other than Mr. Bobins, retained Sidley Austin LLP (sometimes referred to as Sidley) to act as legal counsel to the independent directors. The former affiliation of two directors with Sidley Austin LLP was not a factor in this decision.

The following disclosure supplements the discussion in the section “Background of the Merger” by adding the following after the third sentence of the seventh full paragraph on page 54 of the Proxy Statement:

The Nicor Board, after receiving advice from J.P. Morgan, determined to seek proposals from a subset of identified potential transaction partners based on a determination of which of those entities were most likely to be interested in and able to conclude such a transaction.

The following disclosure supplements the discussion in the section “Background of the Merger” by adding the following to the end of the penultimate sentence of the fifth full paragraph on page 58 of the Proxy Statement:

, no details, however, regarding such a transaction were proposed or discussed.

The following disclosure supplements the discussion in the section “Background of the Merger” by adding the following immediately before the sentence beginning with “The Board also considered the potential…” within the fifth full paragraph on page 59 of the Proxy Statement:

With respect to the indication of interest from Company G, the Nicor Board considered the lack of specified terms (as compared to the proposals from Fund A, Fund B and AGL Resources), the size of Company G, Company G’s focus on the electric market and the advanced stage of the process with AGL Resources, Fund A and Fund B and determined that there was a low probability that Company G could effect a transaction creating more value for Nicor’s shareholders than AGL Resources.

The following disclosure supplements the discussion in the section “Background of the Merger” by adding the following immediately after the fourth sentence of the fourth full paragraph on page 61 of the Proxy Statement:

J.P. Morgan discussed with the Nicor Board the debt burden on the combined companies arising from the transaction, the desirability of an investment grade rating from the perspective of both the regulatory approval process and the value of the proposed stock consideration, and the likelihood that the combined entity would be able to maintain such rating.

The second sentence, and the bulleted list that follows, in the first paragraph in the section “Opinion of Nicor’s Financial Advisor–Financial Analyses–Nicor–Selected Companies Analysis” on page 82 of the Proxy Statement, is deleted.  The following disclosure supplements this same section by amending and replacing in its entirety the last paragraph on page 82 as follows:

As set forth in the following table, for each of the selected companies, J.P. Morgan calculated Firm Value divided by the estimated earnings before interest, taxes, depreciation and amortization, or EBITDA, for the calendar years ending December 31, 2010 and December 31, 2011, which is referred to as a Firm Value/EBITDA multiple, as well as the stock price of common equity divided by the earnings per share, or EPS, for the same period, which is referred to as a Price/Earnings Multiple.

Selected Company	P/2010E EPS	P/2011E EPS	FV/2010E EBITDA	FV/2011E EBITDA
AGL Resources	12.4x	11.8x	7.7x	7.5x
Atmos Energy Corporation	13.5x	13.3x	7.0x	6.7x
Piedmont Natural Gas	19.2x	18.7x	9.1x	8.2x
Southwest Gas Corporation	16.4x	15.9x	6.4x	6.3x
WGL Holdings, Inc.	16.2x	16.5x	8.1x	7.8x
New Jersey Resources	17.4x	16.2x	11.8x	11.4x
South Jersey Industries, Inc.	19.7x	17.2x	12.5x	11.2x
Northwest Natural Gas Company	17.9x	17.4x	9.3x	8.9x
The Laclede Group	14.6x	14.0x	8.5x	8.1x

The words “the following” in the first sentence in the section “Opinion of Nicor’s Financial Advisor–Financial Analysis–Nicor–Selected Precedent Transactions Analysis” and the chart that follows the first paragraph of this section on page 85 of the Proxy Statement, are deleted.  The colon at the end of this paragraph is replaced with a period.  The following disclosure supplements this same section by adding the words “As set forth in the following table,” at the beginning of the penultimate paragraph on page 85 and adding the following table after that paragraph:

Date Announced	Acquiror	Target	Firm Value/LTM EBITDA	Price/LTM Earnings
October 2010	Northeast Utilities	NSTAR	8.0x	17.6x
May 2010	UIL Corp.	Connecticut Energy Corporation, CTG Resources, Inc. and Berkshire Energy Resources	9.4x	20.1x
April 2010	PPL Corp.	E.ON U.S.	12.7x	21.2x
April 2009	Chesapeake Utilities Corporation	Florida Public Utilities Company	7.7x	32.8x
July 2008	Sempra Energy	Energy South, Inc.	17.2x	31.3x
July 2008	Babcock & Brown Infrastructure Fund North America	The Peoples Natural Gas Company and Hope Gas, Inc.	8.0x	19.9x
July 2008	MDU Resources Group, Inc.	Intermountain Gas Company	10.6x	21.9x
January 2008	Continental Energy Services, LLC	New Mexico Natural Gas Company	10.6x	25.5x
October 2007	Maquarie Infrastructure Partners	Puget Energy Inc.	10.4x	18.9x
June 2007	Iberdrola S.A.	Energy East Corp.	9.3x	17.5x
February 2007	Cap Rock Holding Corporation	Semco Energy, Inc.	10.1x	28.0x
August 2006	GE Energy Financial Services	Kinder Morgan, Inc.'s Retail Natural Gas Distribution	10.5x	14.7x
July 2006	Integrys Energy Group Inc.	Peoples Energy Corporation	15.5x	NM
July 2006	MDU Resources Group, Inc.	Cascade Natural Gas Corporation	9.3x	23.7x
July 2006	Macquarie Infrastructure Partners and The DUET Group	Duquesne Light Company	13.3x	20.8x
February 2006	National Grid PLC	Keyspan Corporation	9.2x	19.1x
January 2006	UGI Corporation	PG Energy Inc.	11.4x	14.3x

The following supplements the disclosure in the first paragraph in the section “Opinion of Nicor’s Financial Advisor–Financial Analyses–Nicor–Discounted Cash Flow Analysis” on page 86 of the Proxy Statement by adding the following at the end of the penultimate sentence of that paragraph:

, which totaled $770 million in cycle-average net debt.

The following supplements the disclosure in the section “Opinion of Nicor’s Financial Advisor–Financial Analyses–Nicor–Discounted Cash Flow Analysis” by inserting the following parenthetical after the words “a midpoint discount rate of 5.6%”, in the tenth line of the first paragraph on page 87 of the Proxy Statement:

(which discount rate resulted in part from an assumed additional $968 million in debt, corresponding increases in AGL Resources’ debt-to-equity ratio, and implied an incremental value of $632 million for AGL Resources)

The second sentence, and the bulleted list that follows, in the first paragraph in the section “Opinion of Nicor’s Financial Advisor–Financial Analyses–AGL Resources–Selected Companies Analysis” on page 87 of the Proxy Statement, is deleted.  The following disclosure supplements this same section by adding the words “As set forth in the following table,” at the beginning of the first full paragraph on page 88 and adding the following table after that paragraph:

Selected Company	P/2011E EPS	FV/2011E EBITDA
Atmos Energy Corporation	13.3x	6.7x
Piedmont Natural Gas	18.7x	8.2x
Nicor	14.9x	6.5x
Southwest Gas Corporation	15.9x	6.3x
WGL Holdings, Inc.	16.5x	7.8x
New Jersey Resources	16.2x	11.4x
South Jersey Industries, Inc.	17.2x	11.2x
Northwest Natural Gas Company	17.4x	8.9x
The Laclede Group	14.0x	8.1x

The following supplements the disclosure in the section “Opinion of Nicor’s Financial Advisor–Financial Analyses–AGL Resources–Discounted Cash Flow Analysis” by inserting the following after the words “... AGL Resources’ estimate of excess cash and total debt as of December 31, 2010” in the first partial paragraph on page 89 of the Proxy Statement.

, which totaled $2,706 million in net debt.

The following supplements the disclosure in the section Forward-Looking Financial Information–Nicor Forward-Looking Financial Information by amending and replacing in its entirety the third  full paragraph on page 92 of the Proxy Statement and the table that follows it and replacing it with the following:

The following table is a portion of the forward-looking financial information Nicor provided to J.P. Morgan, for purposes of its financial analysis, for years 2010 through 2015:

	Year Ended December 31
	2010E	2011E	2012E	2013E	2014E	2015E
	(in millions except per share amounts)
Revenue	N/A	$2,716	$2,877	$3,017	$3,098	$3,180
Net Income	$139	$111	$116	$122	$141	$142
Earnings Per Share	$3.04	$2.42	$2.52	$2.65	$3.06	$3.08
EBITDA	$449	$415	$439	$457	$489	$495
Depreciation & Amortization	N/A	$210	$221	$229	$236	$242
EBIT	$246	$205	$218	$228	$253	$253
Taxes	N/A	$73	$76	$77	$83	$83
Capital Expenditures	$267	$350	$213	$248	$242	$247
Changes in Working Capital	N/A	$40	$12	$(5)	$(9)	$(6)
Unlevered Free Cash Flow	N/A	$(12)	$124	$100	$155	$159

Correction to Definitive Joint Proxy Statement/Prospectus

The following supplements the disclosure in the section “Where You Can Find More Information–AGL Resources SEC Filings” by amending and replacing in its entirety the text in the third bullet point in that section on page 169 of the Proxy Statement with the following:

Description of Common Stock contained in Item 4 of the Registration Statement on Form 8-B filed on January 18, 1996 and any amendment or report filed with the SEC for the purpose of updating the description.

Forward Looking Statements

To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”).

These forward-looking statements relate to, among other things, the expected benefits of the proposed merger such as growth potential, market profile and financial strength; the competitive ability and position of the combined company; and the expected timing of the completion of the transaction. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this report that contain forward-looking statements are qualified by these cautionary statements. Although AGL Resources believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by AGL Resources and Nicor shareholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of AGL Resources and Nicor operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the energy industry, as detailed from time to time in each of AGL Resources’ and Nicor’s reports filed with the SEC. There can be no assurance that the proposed merger will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in this report, as well as under Item 1.A. in each of AGL Resources’ and Nicor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010. AGL Resources and Nicor caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to AGL Resources and Nicor, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to AGL Resources and Nicor or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above.  The forward-looking statements contained herein speak only as of the date of this report. Neither AGL Resources nor Nicor undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.

Additional Information

In connection with the proposed merger, a definitive joint proxy statement/prospectus was mailed on or about May 10, 2011 to shareholders of record of AGL Resources and Nicor as of April 18, 2011. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT AGL RESOURCES, NICOR AND THE PROPOSED TRANSACTION. The definitive joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, can be obtained free of charge at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources Inc., P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website (www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor Inc., P.O. Box 3014, Naperville, IL 60566-7014.

The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in the definitive joint proxy statement/prospectus and its definitive proxy statement filed with the SEC by AGL Resources on March 14, 2011, and information regarding Nicor directors and executive officers is available in the definitive joint proxy statement/prospectus and its definitive proxy statement filed with the SEC by Nicor on April 19, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation are included in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.

Dated:           May 26, 2011

Name:        /s/ Paul R. Shlanta
Title:          Executive Vice President, General Counsel and Chief Ethics and Compliance Officer